UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ X ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to § 240.14a-11(c) or § 240.14a-12

Invesco QQQ TrustSM, Series 1

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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[ ]	Fee paid previously with preliminary materials.
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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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View in browser Invesco We’re sharing information about proposed updates to Invesco QQQ that aim to modernize the fund and better serve shareholders. Below are a few key points to be aware of:
Potential cost savings: A proposed reduction in the expense ratio from 0.20% to
0.18%.
Updated structure: Transitioning to an open-end structure, which reflects how most
ETFs operate today.
No tax impact: The proposed changes are not expected to trigger tax consequences or hidden costs.
Governance enhancements: A new Board of Trustees focused on shareholder oversight.
How to vote
Keeping clients informed can help them make confident voting decisions. To vote, shareholders can find their control number on their proxy card received via mail or email.
Alternatively, certain shareholders can contact our proxy solicitor, Sodali, to vote.
They can be reached at (800) 886-4839 during the following hours:
Time:
Monday to Friday: 10 a.m. to 11 p.m. ET
Saturday: 12 p.m. to 5 p.m. ET
These updates are designed with shareholders in mind. Please feel free to reach out with any questions or for additional context.
For Institutional Investor Use Only — Not for Use With the Public
This email has been sent on behalf of Invesco Ltd. or an Invesco affiliate:
1331 Spring Street NW, Suite 2500, Atlanta, GA 30309
invesco.com/us %%=Format(Now(), “MM/yy”)=%% NA4880880 Invesco Distributors, Inc.
Unsubscribe from future marketing emails.
InFocus FAQ
Proxy voting

View in browser Invesco
Proxy vote
explained
With Brian Hartigan,
Global Head of ETFs at Invesco
We’re sharing information about proposed updates to Invesco QQQ.
Brian Hartigan, Global Head of ETFs at Invesco, explains the current proxy proposal and how your clients can vote.
Cast your vote by October 23, 2025
Keeping clients informed can help them make confident voting decisions. To vote, shareholders can find their control number on their proxy card received via mail or email.
Alternatively, certain shareholders can contact our proxy solicitor, Sodali, to vote.
They can be reached at (800) 886-4839 during the following hours:
Time:
Monday to Friday: 10 a.m. to 11 p.m. ET
Saturday: 12 p.m. to 5 p.m. ET
Additional information is available in the links below.
Opt-out of QQQ proxy emails
For Institutional Investor Use Only — Not for Use With the Public
This email has been sent on behalf of Invesco Ltd. or an Invesco affiliate:
1331 Spring Street NW, Suite 2500, Atlanta, GA 30309
invesco.com/us %%=Format(Now(), “MM/yy”)=%% NA4880880 Invesco Distributors, Inc.
Unsubscribe from future marketing emails.
InFocus FAQ
Proxy voting

View in browser Invesco
Proxy vote
explained
With Brian Hartigan,
Global Head of ETFs at Invesco
Cast your vote by October 23, 2025
We’re sharing information about proposed updates to Invesco QQQ.
Brian Hartigan, Global Head of ETFs at Invesco, explains the current proxy proposal and how your clients can vote.
Keeping clients informed can help them make confident voting decisions. To vote, shareholders can find their control number on their proxy card received via mail or email.
Alternatively, certain shareholders can contact our proxy solicitor, Sodali, to vote.
They can be reached at (800) 886-4839 during the following hours:
Time:
Monday to Friday: 10 a.m. to 11 p.m. ET
Saturday: 12 p.m. to 5 p.m. ET
Additional information is available in the links below.
Opt-out of QQQ proxy emails
For Institutional Investor Use Only — Not for Use With the Public
This email has been sent on behalf of Invesco Ltd. or an Invesco affiliate:
1331 Spring Street NW, Suite 2500, Atlanta, GA 30309
invesco.com/us %%=Format(Now(), “MM/yy”)=%% NA4880880 Invesco Distributors, Inc.
Unsubscribe from future marketing emails.
948029-002 07Oct25 13:05 Page 4
InFocus FAQ
Proxy voting